Filed Pursuant to Rule 497

File No. 333-216207

Rule 482ad

May 16, 2017

Alcentra Capital Corporation Announces Offering of Common Stock

NEW YORK—May 16, 2017/PRNewswire/— Alcentra Capital Corporation (Nasdaq GSM: ABDC) (the “Company”) announced today that it has commenced an underwritten primary offering of 808,161 shares of its common stock and a concurrent underwritten secondary offering of 1,691,839 shares of its common stock on behalf of Alcentra NY, LLC, the Company’s investment adviser, and another selling stockholder. In connection with the proposed offering, the Company intends to grant the underwriters for the offering an option to purchase up to an additional 375,000 shares of the Company’s common stock.

The Company will not receive any proceeds from the sale of shares of common stock sold in the secondary offering. The Company intends to use the net proceeds from the sale of shares of common stock to repay outstanding debt borrowed under its credit facility. However, through re-borrowing of the initial repayments under the credit facility, the Company intends to use the net proceeds from this offering to make investments in accordance with its investment objective and strategies, to pay operating expenses and other cash obligations, and for general corporate purposes.

Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, A Stifel Company are acting as joint book-running managers for this offering. D.A. Davidson & Co. is acting as lead manager. The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the Securities and Exchange Commission. The offering is subject to customary closing conditions.

The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (Attn: Capital Markets) or tel: (800) 966-1559; or D.A. Davidson & Co., 8 Third Street North, Great Falls, MT 59401, by telephone: 1-800-332-5915, or by email: prospectusrequest@dadco.com. Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Alcentra Capital Corporation

Alcentra Capital Corporation (“Alcentra” or the “Company”) provides customized debt and equity financing solutions to lower middle-market companies, which the Company generally defines as U.S. based companies having revenues between $10.0 million and $250.0 million. Alcentra's investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of first lien, second lien, unitranche and mezzanine debt financing (often times with a corresponding equity investment). Alcentra seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Alcentra is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Alcentra has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

About Alcentra NY, LLC

Alcentra NY, LLC is part of BNY Alcentra Group Holdings, Inc. ("Alcentra Group"), one of the world's leading sub-investment grade credit asset managers focusing on the U.S. and European markets. Alcentra Group has an investment track record that spans over across 75 separate investment vehicles and accounts totaling approximately $31.5 billion (including accounts managed by Alcentra NY, LLC, Alcentra Ltd, and assets managed by Alcentra Group personnel for affiliates under dual officer arrangements).

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are based on management's current expectations, estimates, projections, beliefs and assumptions about the Company, its current and prospective portfolio investments, and its industry. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company's control, difficult to predict and could cause actual results to differ materially from those expected or forecasted in such forward-looking statements. Actual developments and results are likely to vary materially from these estimates and projections as a result of a number of factors, including those described from time to time in Alcentra' filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and Alcentra undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

For further information: Paul Echausse, Chief Executive Officer and President, 212-922-8960, paul.echausse@alcentra.com, David Scopelliti, Chief Investment Officer of U.S. Direct Lending, 212-922-6237, david.scopelliti@alcentra.com, Ellida McMillan, Chief Financial Officer and Chief Operating Officer, 212- 922-6644, ellida.mcmillan@alcentra.com

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